Intangible assets and goodwill	12 Months Ended
Dec. 31, 2022
Intangible assets and goodwill [Abstract]
Intangible assets and goodwill
9.	Intangible assets and goodwill

	Customer relationships	Goodwill	Total
Cost
Balance, December 31, 2021	–	–	–
Acquired through business acquisition	$4,240	$11,543	$15,783
Balance, December 31, 2022	$4,240	$11,543	$15,783

Balance, December 31, 2021	–	–	–
Amortization	648	–	648
Balance, December 31, 2022	$648	$–	$648

Net book value as of
December 31, 2021	$–	$–	$–
December 31, 2022	$3,592	$11,543	$15,135

Impairment test of goodwill

For the purposes of impairment testing of goodwill, the Company has assessed its four CGUs: Drumheller, North Bay, Medicine Hat and high performance computing. All intangible assets and goodwill are allocated to the high performance computing business, acquired during the year ended December 31, 2022. No goodwill was allocated to the three digital asset mining CGUs disclosed in Note 8.

Goodwill impairment is assessed on an annual basis and whenever there is an indication that the asset may be impaired. During the year ended December 31, 2022, the Company performed an impairment test on the high performance computing (“HPC”) CGU. The valuation techniques, significant assumptions and sensitivities applied in the goodwill impairment test as at December 31, 2022 are described below.

(i) Valuation technique

As at December 31, 2022, the recoverable amount of the HPC CGU was calculated based on VIU. The VIU is determined by the value of the future cash flows that the HPC CGU is expected to generate going forward. The discounted cash flow (“DCF”) method was used, which involved projecting cash flows and converting them into a present value equivalent through discounting. The discounting process uses a rate of return that is commensurate with the risks associated with the business and the time value of money. This approach requires assumptions about revenue growth rates, EBITDA margins, prevailing tax rates, and discount rates, which are Level 3 inputs based on the fair value hierarchy.

The significant assumptions and sensitivities of this methodology considered are described below.

(ii) Growth and EBITDA margins

The assumptions used were based on the Company’s internal forecasts. The Company projected revenue, EBITDA margins, working capital, and capital expenditures for a period of five years, and applied a long-term stable growth rate thereafter. Customer retention rates, past experience, economic trends (i.e., GDP, CPI, interest rate, and unemployment rate projections), and human resource industry and market trends were also considered in deriving these forecasts. A terminal growth rate of 2.5% was applied in determining the recoverable amount of the HPC CGU.

(iii) Discount rate

A discount rate was required to calculate the present value of projected cash flows. The discount rate represented a weighted average cost of capital (“WACC”) applicable to the HPC CGU. The WACC is an estimate of the overall required after-tax rate of return on investment required by all investors of capital and serves as the basis for developing the appropriate discount rate. Determination of the discount rate requires separate analysis of the cost of equity and debt, and considers a market risk premium based on an assessment of specific risks related to the projected cash flows of the HPC CGU. Discount rates represent the volatility assessment of expected cash flows based on past performance, competition, market conditions, and other factors. A discount rate of 12.7% was applied in determining the recoverable amount of HPC CGU.

The recoverable amount of the HPC CGU assessed as at December 31, 2022 was in excess of the respective carrying amount. The Company has also performed a sensitivity analysis on the terminal growth rate and discount rate in assessing the recoverable amount of the HPC CGU. Sensitivity analysis indicates that reasonable changes to key assumptions will not have a material impact.